Exhibit 99.3

Third Quarter 2017 Financial Results November 2, 2017 ™ Trademark of Trinseo S.A. or its affiliates

Introductions & Disclosure Rules 2 Disclosure Rules Cautionary Note on Forward-Looking Statements. This presentation contains forward-looking statements including, without limitation, statements concerning plans, objectives, goals, projections, strategies, future events or performance, and underlying assumptions and other statements, which are not statements of historical facts or guarantees or assurances of future performance. Forward-looking statements may be identified by the use of words like “expect,” “anticipate,” “intend,” “forecast,” “outlook,” “will,” “may,” “might,” “potential,” “likely,” “target,” “plan,” “contemplate,” “seek,” “attempt,” “should,” “could,” “would” or expressions of similar meaning. Forward-looking statements reflect management’s evaluation of information currently available and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Factors that might cause such a difference include, but are not limited to, those discussed in our Annual Report on Form 10-K, under Part I, Item 1A — “Risk Factors” and elsewhere in that report. As a result of these or other factors, our actual results may differ materially from those contemplated by the forward-looking statements. Therefore, we caution you against relying on any of these forward-looking statements. The forward-looking statements included in this presentation are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. This presentation contains financial measures that are not in accordance with generally accepted accounting principles in the US (“GAAP”) including Adjusted EBITDA, Adjusted Net Income, Adjusted EPS, and Free Cash Flow. We believe these measures provide relevant and meaningful information to investors and lenders about the ongoing operating results of the Company. Such measures when referenced herein should not be viewed as an alternative to GAAP measures of performance or liquidity. We have provided a reconciliation of these measures to the most comparable GAAP metric in the Appendix section of this presentation. Introductions Chris Pappas, President & CEO Barry Niziolek, Executive Vice President & CFO David Stasse, Vice President, Treasury & Investor Relations

3 Key Points * See Appendix for reconciliation of non-GAAP measures. Q3 2017 Operational Results Exceeded Expectations Business fundamentals remain strong across portfolio Higher level of unplanned styrene outages Debt Refinancing Successfully completed in Q3 Cash interest savings of $25 million per year 2017 Outlook Net Income of $280MM to $288MM, Diluted EPS of $6.23 to $6.41 Adj EBITDA* of $605MM to $615MM, Adj EPS* of $7.53 to $7.71 Strong third quarter performance Tight polycarbonate and ABS markets Continued Progress on Performance Materials Growth Targets Completed Acquisition of API Plastics Latex Binders improvement Synthetic Rubber SSBR expansion, pilot plant, and new products ABS plant in China 2018 Outlook Net Income of $343MM to $367MM, Diluted EPS of $7.66 to $8.20 Adj EBITDA* of $620MM to $650MM, Adj EPS* of $7.66 to $8.20 Outlook excludes significant styrene unplanned outages

Q3 2017 Financial Results & Highlights

TRINSEO

Net Income:	Adj EBITDA*:	EPS / Adj EPS*:
$33MM	**$166MM**	**$0.74 / $2.18**

Performance Materials

Latex Binders	Synthetic Rubber	Performance Plastics
Net Sales: **$266MM**	Net Sales: **$119MM**	Net Sales: **$207MM**
Adj EBITDA: **$32MM**	Adj EBITDA: **$(6)MM**	Adj EBITDA: **$29MM**

- **Overall strong fundamental business conditions**
- **Latex Binders improvement, particularly in Asia**
- **Synthetic Rubber in line with guidance; EBITDA impacted by $25 million unfavorable net timing**
- **Performance Plastics performance driven by strong volumes and pricing initiatives**

Basic Plastics & Feedstocks

Basic Plastics	Feedstocks	Americas Styrenics
Net Sales: **$394MM**	Net Sales**: **$111MM**	
Adj EBITDA: **$42MM**	Adj EBITDA: **$46MM**	Adj EBITDA: **$44MM**

- **Continued favorable supply / demand dynamics in Basic Plastics**
- **Very strong styrene margins due to unplanned industry outages**
- **Record AmSty performance**

Note: Division and Segment Adjusted EBITDA excludes Corporate Adjusted EBITDA of ($22) million. Totals may not sum due to rounding.

* Includes $24 million pre-tax unfavorable net timing impact; see Appendix for reconciliation of non-GAAP measures.

** Net Sales represents sales to external customers only; however, the majority of the Feedstocks segment Adj EBITDA is driven by margin on internal transfers

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Higher Adjusted EBITDA vs prior year primarily due to higher margin in Asia Diversified chemistries and geography, cost actions, and raw material tailwinds more than offsetting declines in coated paper Latex Binders 5 $266 $243 Q3'17 Q3'16 Net Sales ($ MM) $32 $30 Q3'17 Q3'16 Adjusted EBITDA ($MM) 298 318 Q3'17 Q3'16 Volume (MM Lbs)

Adjusted EBITDA in Q3 2017 includes $25 million of unfavorable net timing from declining butadiene $8 million impact from SSBR expansion, customer destocking Synthetic Rubber 6 $119 $113 Q3'17 Q3'16 Net Sales ($ MM) ($6) $28 Q3'17 Q3'16 Adjusted EBITDA ($MM) 137 150 Q3'17 Q3'16 Volume (MM Lbs)

Net sales increase vs prior year driven by higher volumes in North America automotive and Asia consumer electronics as well as raw material pass through Performance Plastics 7 $207 $175 Q3'17 Q3'16 Net Sales ($ MM) $29 $30 Q3'17 Q3'16 Adjusted EBITDA ($MM) 150 145 Q3'17 Q3'16 Volume (MM Lbs)

Net sales increase vs prior year due to higher polystyrene and copolymer sales volume as well as the pass through of higher raw material costs Adjusted EBITDA higher than prior year due primarily to higher polycarbonate margin Basic Plastics 8 $394 $324 Q3'17 Q3'16 Net Sales ($ MM) $42 $34 Q3'17 Q3'16 Adjusted EBITDA ($MM) 538 504 Q3'17 Q3'16 Volume (MM Lbs)

Approximately $30 million from unplanned styrene outages; includes favorable $15 million attributable to Hurricane Harvey Feedstocks & Americas Styrenics 9 FEEDSTOCKS Higher YoY styrene margin $35 million dividend received in Q3 AMERICAS STYRENICS $46 $13 Q3'17 Q3'16 Adjusted EBITDA ($MM) $44 $34 Q3'17 Q3'16 Adjusted EBITDA ($MM)

Western Europe and Asia Styrene Margin Trends

TRINSEO

Western Europe Margin (1)


Q3 to Q4
~($110/MT)
SM Margin over
Raw Materials
Styrene
Ethylene
Benzene
Prices – USD/MT
Styrene Margin - USD/MT
$254
$276
$393
$323
$501
$678
$482
$233
$319
$413
$428
$639
$476
$338
$335
Oct-16
Nov-16
Dec-16
Jan-17
Feb-17
Mar-17
Apr-17
May-17
Jun-17
Jul-17
Aug-17
Sep-17
Oct-17
Nov-17
Dec-17

Asia Margin (2)


Q3 to Q4
~($90/MT)
SM Margin over
Raw Materials
Styrene
Ethylene
Benzene
Prices – USD/MT
Styrene Margin - USD/MT
$190
$300
$225
$228
$270
$240
$152
$137
$241
$294
$237
$322
$199
$190
$190
Oct-16
Nov-16
Dec-16
Jan-17
Feb-17
Mar-17
Apr-17
May-17
Jun-17
Jul-17
Aug-17
Sep-17
Oct-17
Nov-17
Dec-17

Trinseo's Feedstocks reporting segment captures styrene monomer margin through both internally produced and cost-based purchases of styrene. Annually, we produce nearly 700 kilotons of styrene in Western Europe and purchase approximately 300 kilotons of styrene in Asia with cost-based economics. With all other inputs remaining equal, a $50 per metric ton change in styrene margins would be expected to impact the Feedstocks reporting segment's annual Adjusted EBITDA by approximately $35 million in Europe and approximately $15 million in Asia. Other factors that could impact the Feedstocks segment Adjusted EBITDA include, but are not limited to, utilities, freight, manufacturing costs, overhead costs, discounts of styrene, benzene, and ethylene, as well as raw material timing.

SOURCE: Western Europe Styrene, Benzene, Ethylene Prices: ICIS. Asia Styrene, Benzene, Ethylene prices: IHS. Styrene margin over raw materials: Trinseo. (1) Styrene: W. Europe Contract Monthly Market (Delivered W. Europe); Benzene: 50% W. Europe Spot Avg (CIF NW Europe / Basis ARA) and 50% W. Europe Contract – Market (FOB/CIF W. Europe); Ethylene: W. Europe Contract – Market Pipeline (Delivered W. Europe). (2) Styrene: NE Asia Avg Spot Posting (CFR China); Benzene: NE Asia Spot Avg (FOB S. Korea); Ethylene: NE Asia Spot Avg (CFR NE Asia). Styrene margin over raw materials: Styrene less (80% * Benzene) less (30% * Ethylene).

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Q4 and Full Year 2017 Outlook

TRINSEO

		Q4 Adj EBITDA* ($MM)	FY Adj EBITDA*	Fourth Quarter Assumptions
Performance Materials	Latex Binders	~$25	~$130	• Lower volume in Q4 due to seasonality
	Synthetic Rubber	~$25	~$95	• Return to normalized volumes • Includes ~$5 million expense related to SSBR expansion
	Performance Plastics	~$30	~$110	• Increased seasonal demand in consumer electronics • Raw materials moderating
Basic Plastics & Feedstocks	Basic Plastics	~$30	~$145	• Seasonally lower volumes • Strong polycarbonate margin from market tightness
	Feedstocks	~$15	~$100	• Sequentially lower following Q3 unplanned outages
	Americas Styrenics	~$35	~$125	• Moderating styrene margins through Q4
Corporate		~($22)	~($95)	
	Net Income	$68 - $77	$280 - $288	
	Adjusted EBITDA*	$130 - $140	$605 - $615	
	Net Timing Impact	minimal	~($25)	

* See Appendix for reconciliation of non-GAAP measures

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2018 Outlook 12 Net income of $343 million to $367 million; Adjusted EBITDA* of $620 million to $650 million Assumes no net timing impacts Includes about 35% of Performance Materials $100MM growth target Assumes no significant unplanned styrene outages Effective Tax Rate of ~22% Cash Items Capital Expenditures ~ $150 million Cash Paid for Income Taxes ~ $100 million Cash Paid for Interest ~ $50 million * See Appendix for reconciliation of non-GAAP measures.

Appendix

US GAAP to Non-GAAP Reconciliation 14 NOTE: For definitions of non-GAAP measures as well as descriptions of reconciling items from Net Income to Adjusted EBITDA and to Adjusted Net Income, refer to the accompanying Exhibit 99.1 – Press Release, November 2, 2017. Totals may not sum due to rounding. Profitability Outlook Free Cash Flow Outlook

US GAAP to Non-GAAP Reconciliation 15 NOTE: Totals may not sum due to rounding.

Selected Segment Information 16 NOTE: Totals may not sum due to rounding.